Financial instruments - additional disclosures - Disclosure of net value of unsettled positions for derivative forward contracts and swaps (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Financial Instruments [Abstract]
Unrealized gains in Other current assets	$ 12	$ 2
Unrealized losses in Current financial debts	(4)	(10)
Net value of unsettled positions for derivatives contracts	$ 8	$ (8)